SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

BARRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19690	94-2993326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Milvia Street, Berkeley, California 94704-1113
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 548-5442

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated July 16, 2003 by Barra, Inc.

Item 9. Regulation FD Disclosure.

     On July 16, 2003, Barra, Inc. (“Barra” or the “Company”) issued a press release relating to the Company’s earnings for the quarter ended June 30, 2003, and including certain other information. A copy of the Company’s press release dated July 16, 2003 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

     This information set forth under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations And Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRA, INC.

	By:	/s/ Greg Stockett

Greg Stockett Chief Financial Officer
Date: July 16, 2003

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Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by the Company on July 16, 2003.

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